Recast of Historical Segment Results
Quarterly Financial Supplement

The information in this financial supplement is unaudited and has been recast for all periods presented to reflect the Company’s decision to (1) report its variable annuity business previously reported in the Individual Retirement segment in the Corporate and Other segment, and (2) exclude the results of this business from Adjusted Pre-tax Operating Income (“APTOI”). This financial supplement is not intended to be a complete presentation of the Company’s financial position or results of operations as of and for the periods presented. The changes in the segment structure affect only the manner in which the results for the Company's operating segments were previously reported. The historical segment information provided under the new segment structure has no other impact on the Company's previously reported Consolidated Financial Statements or Consolidated Condensed Financial Statements. The Company’s segment reporting and presentation of APTOI will reflect these changes retrospectively beginning in the third quarter of 2025.

Quarterly Financial Supplement	1

Corebridge Financial, Inc.
Contact: Investor Relations
Işıl Müderrisoğlu - Isil.Muderrisoglu@corebridgefinancial.com
Investor Relations Mailbox: InvestorRelations@corebridgefinancial.com

Table of Contents	2

Corebridge Financial, Inc.
Overview of Recast Historical Results
On June 25, 2025, American General Life Insurance Company (“AGL”) and The United States Life Insurance Company in the City of New York (“USL”) entered into a Master Transaction Agreement (the “Agreement”) with Corporate Solutions Life Reinsurance Company, an Iowa-domiciled insurance company (“CSLR”), pursuant to which, among other things, subject to the terms and conditions thereof, at the applicable closing of the transactions contemplated thereby, AGL and the CSLR, as well as USL and CSLR , will each enter into coinsurance and modified coinsurance agreements, (together the “Reinsurance Agreements” and each, a “Reinsurance Agreement”). Under the terms of the Reinsurance Agreements, the applicable company will cede to CSLR 100% of the applicable reinsured liabilities with respect to (i) in-force individual retirement variable annuity contracts issued prior to the effective time of the Reinsurance Agreements, and (ii) only with respect to AGL, new individual retirement variable annuity contracts issued after the effective date of the Reinsurance Agreement.
The closing with respect to the Reinsurance Agreement with AGL and the Reinsurance Agreement with USL are bifurcated. The closing with respect to the Reinsurance Agreement with AGL occurred on August 1, 2025. Accordingly, effective in the third quarter of 2025, Corebridge Financial Inc.’s (the “Company”) variable annuity business previously reported in the Individual Retirement segment, has been reclassified to Corporate and Other, consistent with how the Chief Operating Decision Maker (“CODM”) now assesses its performance and allocates its resources given the closing of AGL Reinsurance Agreement. Additionally, the results of operations from the variable annuity business have been excluded from Adjusted Pre-Tax Operating Income (“APTOI”) as they are not indicative of our ongoing business operations given the AGL Reinsurance Agreement.

Overview	3

Corebridge Financial, Inc.
Consolidated Financial Highlights

(in millions, except per share data)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024
Results of Operations Data (attributable to Corebridge common shareholders)
Net income (loss)	$(660)	$(664)	$2,171	$(1,184)	$365	$878	$(1,324)	$1,243	$2,230
Net income (loss) per share:
Common stock - basic	$(1.20)	$(1.19)	$3.81	$(2.02)	$0.60	$1.41	$(2.39)	$2.01	$3.73
Common stock - diluted	$(1.20)	$(1.19)	$3.80	$(2.02)	$0.59	$1.41	$(2.39)	$2.01	$3.72

Weighted average shares outstanding:
Common stock - basic	550.3	558.0	569.8	587.1	611.6	624.0	554.1	617.8	598.0
Common stock - diluted	550.3	558.0	571.4	587.1	612.6	624.9	554.1	618.7	599.2

Effective tax rate	(9.9)%	23.8%	24.0%	25.5%	25.2%	18.6%	9.9%	20.7%	21.4%
Adjusted after-tax operating income	$672	$570	$606	$724	$613	$604	$1,242	$1,217	$2,547
Operating earnings per common share	$1.22	$1.02	$1.06	$1.23	$1.00	$0.97	$2.22	$1.97	$4.25
Weighted average shares outstanding - operating	551.3	559.4	571.4	588.3	612.6	624.9	555.3	618.7	599.2
Adjusted effective tax rate	20.2%	19.7%	20.1%	21.4%	19.1%	17.3%	20.0%	18.2%	19.6%

Adjusted pre-tax/after-tax operating income (loss)
Individual Retirement	$523	$454	$458	$547	$520	$515	$977	$1,035	$2,040
Group Retirement	182	195	161	188	195	200	377	395	744
Life Insurance	133	108	156	156	95	54	241	149	461
Institutional Markets	173	137	133	154	96	112	310	208	495
Corporate and Other	(168)	(187)	(152)	(126)	(148)	(148)	(355)	(296)	(574)
Consolidation and elimination	(1)	3	2	2	—	(3)	2	(3)	1
Adjusted pre-tax operating income	842	710	758	921	758	730	1,552	1,488	3,167
Income tax expense	170	140	152	197	145	126	310	271	620
Adjusted after-tax operating income	$672	$570	$606	$724	$613	$604	$1,242	$1,217	$2,547

Sources of Income
Base spread income	$862	$895	$849	$887	$915	$977	$1,757	$1,892	$3,628
Variable investment income	186	83	95	106	44	1	269	45	246
Spread income	1,048	978	944	993	959	978	$2,026	$1,937	$3,874
Fee income	282	277	286	287	274	267	559	541	1,114
Underwriting margin	357	346	388	417	329	315	703	644	1,449
Total	$1,687	$1,601	$1,618	$1,697	$1,562	$1,560	$3,288	$3,122	$6,437

Adjusted Return On Average Equity (ROAE)
ROAE	(21.7)%	(22.7)%	69.3%	(38.5)%	12.9%	30.1%	(22.2)%	21.7%	18.8%
Adjusted ROAE	12.9%	10.4%	11.1%	13.1%	10.7%	10.5%	11.6%	10.6%	11.3%

Consolidated Financial Highlights	4

Corebridge Financial, Inc.
Consolidated Financial Highlights

(in millions, except per share data)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Total Premiums and Deposits	$10,466	$8,920	$9,399	$9,160	$11,263	$10,229	$19,386	$21,492	$40,051

Corebridge Capitalization
Adjusted book value	$20,348	$21,476	$22,345	$21,434	$22,783	$23,218	$20,348	$22,783	$22,345
Financial debt	9,456	10,454	10,454	9,865	9,371	9,368	9,456	9,371	10,454
Amounts drawn under revolving credit facility	—	—	—	—	—	—	—	—	—
Non-redeemable noncontrolling interest	867	856	864	834	816	810	867	816	864
Total capital	$30,671	$32,786	$33,663	$32,133	$32,970	$33,396	$30,671	$32,970	$33,663

Interest Expense - Financial Debt	$114	$125	$119	$110	$107	$107	$239	$214	$443

Leverage Ratio
Financial debt / total capital	30.8%	31.9%	31.1%	30.7%	28.4%	28.1%	30.8%	28.4%	31.1%

Common Stock Repurchases
Aggregate repurchase of common stock	$311	$321	$398	$715	$436	$243	$632	$679	$1,792
Number of common shares repurchased	9.9	10.0	12.9	25.9	15.1	9.5	19.9	24.6	63.4
Average price paid per share of common stock	$31.32	$32.26	$30.81	$27.56	$28.77	$25.71	$31.79	$27.59	$28.23

Dividends
Dividends declared per common share	$0.24	$0.24	$0.23	$0.23	$0.23	$0.23	$0.48	$0.46	$0.92
Total dividends declared on common stock	$131	$133	$129	$133	$139	$143	$264	$282	$544

Adjusted Book Value Per Common Share
Total Corebridge shareholders' equity (a)	$12,302	$11,980	$11,462	$13,608	$10,996	$11,576	$12,302	$10,996	$11,462
Less: Accumulated other comprehensive income (loss) (AOCI)	(10,633)	(12,049)	(13,681)	(9,884)	(14,508)	(14,139)	(10,633)	(14,508)	(13,681)
Add: Cumulative unrealized gains and losses related to Fortitude Re funds withheld assets	(2,587)	(2,553)	(2,798)	(2,058)	(2,721)	(2,497)	(2,587)	(2,721)	(2,798)
Total adjusted book value (b)	$20,348	$21,476	$22,345	$21,434	$22,783	$23,218	$20,348	$22,783	$22,345

Total common shares outstanding (c)(1)	543.2	553.1	561.5	574.4	600.3	615.4	543.2	600.3	561.5
Book value per common share (a/c)	$22.65	$21.66	$20.41	$23.69	$18.32	$18.81	$22.65	$18.32	$20.41
Adjusted book value per common share (b/c)	$37.46	$38.83	$39.80	$37.32	$37.95	$37.73	$37.46	$37.95	$39.80
Closing share price	$35.50	$31.57	$29.93	$28.57	$29.12	$28.73	$35.50	$29.12	$29.93

(1) Total common shares outstanding are presented net of treasury stock.

Consolidated Financial Highlights	5

Corebridge Financial, Inc.
Consolidated Statement of Operations

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Revenues
Premiums (1)	$446	$871	$1,120	$602	$528	$2,276	$1,317	$2,804	$4,526
Policy fees	721	720	738	728	721	714	1,441	1,435	2,901
Net investment income:
Net investment income - excluding Fortitude Re funds withheld assets	2,995	2,858	2,822	2,781	2,663	2,592	5,853	5,255	10,858
Net investment income - Fortitude Re funds withheld assets	343	331	198	515	325	332	674	657	1,370
Total net investment income	3,338	3,189	3,020	3,296	2,988	2,924	6,527	5,912	12,228
Net realized gains (losses):
Net realized gains (losses) - excluding Fortitude Re funds withheld assets and embedded derivative	(1,694)	(822)	726	(975)	(690)	(178)	(2,516)	(868)	(1,117)
Net realized gains (losses) on Fortitude Re funds withheld assets	(30)	4	(148)	157	(93)	(164)	(26)	(257)	(248)
Net realized gains (losses) on Fortitude Re funds withheld embedded derivative	(251)	(596)	933	(1,509)	36	22	(847)	58	(518)
Total net realized gains (losses)	(1,975)	(1,414)	1,511	(2,327)	(747)	(320)	(3,389)	(1,067)	(1,883)
Advisory fee income	121	125	130	128	124	124	246	248	506
Other income	75	81	81	172	77	99	156	176	429
Total revenues	2,726	3,572	6,600	2,599	3,691	5,817	6,298	9,508	18,707
Benefits and expenses
Policyholder benefits (1)	982	1,457	1,627	1,149	1,049	2,807	2,439	3,856	6,632
Change in the fair value of market risk benefits, net (2)	(279)	385	(486)	603	25	(369)	106	(344)	(227)
Interest credited to policyholder account balances	1,486	1,417	1,409	1,358	1,274	1,199	2,903	2,473	5,240
Amortization of deferred policy acquisition costs and value of business acquired	275	275	273	260	260	267	550	527	1,060
Non-deferrable insurance commissions	152	156	158	141	146	143	308	289	588
Advisory fee expenses	64	70	74	73	71	68	134	139	286
General operating expenses	517	526	475	475	513	553	1,043	1,066	2,016
Interest expense	137	148	145	133	138	138	285	276	554
Net (gain) loss on divestitures	—	—	—	1	(241)	(5)	—	(246)	(245)
Total benefits and expenses	3,334	4,434	3,675	4,193	3,235	4,801	7,768	8,036	15,904
Income (loss) before income tax expense	(608)	(862)	2,925	(1,594)	456	1,016	(1,470)	1,472	2,803
Income tax expense (benefit)	60	(205)	703	(407)	115	189	(145)	304	600
Net income (loss)	(668)	(657)	2,222	(1,187)	341	827	(1,325)	1,168	2,203
Less net income (loss) attributable to noncontrolling interests	(8)	7	51	(3)	(24)	(51)	(1)	(75)	(27)
Net income (loss) attributable to Corebridge	$(660)	$(664)	$2,171	$(1,184)	$365	$878	$(1,324)	$1,243	$2,230

(1) Includes PRT and SS sales activity of:	$34	$508	$732	$217	$175	$1,805	$542	$1,980	$2,929
(2) Represents changes in fair value of market risk benefits compared to prior periods, except for our own credit risk changes (non-performance adjustments) which are recognized in other comprehensive income.

Consolidated Statement of Operations	6

Corebridge Financial, Inc.
Consolidated Balance Sheets

(in millions)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets
Investments:
Fixed maturity securities
Bonds available-for-sale, at fair value	$179,645	$174,352	$170,840	$178,224	$167,320	$168,826
Other bond securities, at fair value	5,379	5,342	5,262	5,319	5,043	4,646
Equity securities, at fair value	911	947	56	258	73	76
Mortgage and other loans receivable, net of allowance	54,334	53,332	52,768	51,653	48,663	47,830
Other invested assets	9,947	9,959	9,851	10,087	9,957	10,036
Short-term investments	3,811	6,232	4,981	4,898	4,998	4,144
Total Investments	254,027	250,164	243,758	250,439	236,054	235,558
Cash	290	393	806	530	637	410
Accrued investment income	2,238	2,201	2,169	2,197	2,092	2,132
Premiums and other receivables, net of allowance	674	668	713	690	620	586
Reinsurance assets - Fortitude Re, net of allowance	24,463	24,646	24,933	26,323	25,462	26,078
Reinsurance assets - other, net of allowance	1,700	1,650	1,560	1,531	1,513	1,592
Deferred income taxes	7,426	7,614	7,903	7,626	8,219	8,347
Deferred policy acquisition costs and value of business acquired	10,435	10,328	10,293	10,204	10,133	10,049
Market risk benefit assets, at fair value	1,329	1,151	1,332	1,164	1,187	1,172
Other assets, including restricted cash	2,340	2,137	1,844	2,239	2,340	2,142
Separate account assets	94,064	89,070	93,888	96,368	94,122	95,173
Assets held-for-sale	177	—	198	111	113	2,349
Total assets	$399,163	$390,022	$389,397	$399,422	$382,492	$385,588
Liabilities
Future policy benefits for life and accident and health insurance contracts	$57,485	$57,086	$56,272	$59,416	$56,355	$57,587
Policyholder contract deposits	182,187	176,312	173,695	172,177	168,324	163,783
Market risk benefit liabilities, at fair value	6,265	6,339	5,616	6,276	5,124	5,167
Other policyholder funds	2,903	2,889	2,873	2,852	2,853	2,864
Fortitude Re funds withheld payable	23,820	24,072	24,291	25,909	24,940	25,323
Other liabilities	7,921	9,103	8,044	9,968	7,227	9,634
Short-term and long-term debt	9,456	10,454	10,454	9,865	9,371	9,368
Debt of consolidated investment entities	1,893	1,861	1,938	2,149	2,364	2,530
Separate account liabilities	94,064	89,070	93,888	96,368	94,122	95,173
Liabilities held-for-sale	—	—	—	—	—	1,773
Total liabilities	$385,994	$377,186	$377,071	$384,980	$370,680	$373,202
Corebridge shareholders' equity
Common stock	$7	$7	$7	$7	$7	$7
Treasury stock	(2,881)	(2,568)	(2,282)	(1,881)	(1,161)	(717)
Additional paid-in capital	8,140	8,129	8,161	8,148	8,122	8,115
Retained earnings	17,669	18,461	19,257	17,218	18,536	18,310
Accumulated other comprehensive income (loss)	(10,633)	(12,049)	(13,681)	(9,884)	(14,508)	(14,139)
Total Corebridge shareholders' equity	12,302	11,980	11,462	13,608	10,996	11,576
Non-redeemable noncontrolling interests	867	856	864	834	816	810
Total equity	13,169	12,836	12,326	14,442	11,812	12,386
Total liabilities and equity	$399,163	$390,022	$389,397	$399,422	$382,492	$385,588

Consolidated Balance Sheet	7

Corebridge Financial, Inc.
Assets Under Management and Administration (AUMA)

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Individual Retirement
Beginning AUMA balance	$108,482	$105,743	$106,774	$99,786	$96,814	$94,860	$105,743	$94,860	$94,860
Premiums and deposits	6,487	4,298	4,539	5,078	6,371	4,495	10,785	10,866	20,483
Surrenders and other withdrawals	(2,641)	(2,486)	(2,338)	(2,773)	(2,986)	(3,424)	(5,127)	(6,410)	(11,521)
Death benefits/other	(589)	(569)	(517)	(525)	(239)	(332)	(1,158)	(571)	(1,613)
Interest credited and investment performance	751	1,496	(2,715)	5,208	(174)	1,215	2,247	1,041	3,534
Ending AUMA balance	$112,490	$108,482	$105,743	$106,774	$99,786	$96,814	$112,490	$99,786	$105,743

Group Retirement
Beginning AUMA balance	$121,390	$124,299	$129,895	$124,396	$126,215	$122,181	$124,299	$122,181	$122,181
Premiums and deposits	1,976	1,824	1,616	1,963	1,998	2,054	3,800	4,052	7,631
Surrenders and other withdrawals	(3,571)	(3,425)	(4,905)	(3,507)	(3,615)	(3,710)	(6,996)	(7,325)	(15,737)
Death benefits/other	(238)	(235)	(248)	(240)	(257)	(235)	(473)	(492)	(980)
Interest credited and investment performance/other (1)	6,792	(1,073)	(2,059)	7,283	55	5,925	5,719	5,980	11,204
Ending AUMA balance	$126,349	$121,390	$124,299	$129,895	$124,396	$126,215	$126,349	$124,396	$124,299

Life Insurance
Beginning AUMA balance	$26,964	$26,466	$27,972	$26,668	$26,989	$26,691	$26,466	$26,691	$26,691
Premiums and deposits	868	856	879	856	846	1,094	1,724	1,940	3,675
Surrenders and other withdrawals	(111)	(90)	(101)	(102)	(103)	(103)	(201)	(206)	(409)
Death benefits/other	(787)	(765)	(657)	(785)	(721)	(922)	(1,552)	(1,643)	(3,085)
Interest credited and investment performance/other (2)	(502)	497	(1,627)	1,335	(343)	229	(5)	(114)	(406)
Ending AUMA balance	$26,432	$26,964	$26,466	$27,972	$26,668	$26,989	$26,432	$26,668	$26,466

Institutional Markets
Beginning AUMA balance	$95,570	$93,112	$92,213	$87,922	$86,444	$85,285	$93,112	$85,285	$85,285
Premiums and deposits	1,135	1,942	2,365	1,263	2,048	2,586	3,077	4,634	8,262
Surrenders and other withdrawals	(1)	(71)	(28)	(29)	(53)	(62)	(72)	(115)	(172)
Death benefit/other (3)	(556)	(639)	(899)	(518)	(1,162)	(469)	(1,195)	(1,631)	(3,048)
Interest credited and investment performance/other (4)	1,868	1,226	(539)	3,575	645	(896)	3,094	(251)	2,785
Ending AUMA balance	$98,016	$95,570	$93,112	$92,213	$87,922	$86,444	$98,016	$87,922	$93,112

Total Corebridge AUMA	$363,287	$352,406	$349,620	$356,854	$338,772	$336,462	$363,287	$338,772	$349,620

(1) Other represents the total change in off-balance sheet advisory and brokerage assets.
(2) Includes $105 million assets reclassified to held-for-sale in 1Q24 and year ended 2024.
(3) Includes guaranteed investment contract maturities.
(4) Other represents the change in notional value of the stable value wrap products.

Assets Under Management and Administration (AUMA)	8

Corebridge Financial, Inc.
Individual Retirement Sources of Earnings and Operating Statistics

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Sources of Earnings
Spread income (1)	$704	$654	$657	$684	$680	$672	$1,358	$1,352	$2,693
Fee income	76	67	67	71	68	61	143	129	267
Policyholder benefits, net of premiums	(5)	(6)	(12)	18	(3)	5	(11)	2	8
Non deferrable insurance commissions	(41)	(42)	(41)	(33)	(29)	(29)	(83)	(58)	(132)
Amortization of DAC and DSI	(121)	(122)	(120)	(111)	(108)	(107)	(243)	(215)	(446)
General operating expense	(87)	(91)	(88)	(78)	(82)	(84)	(178)	(166)	(332)
Other (2)	(3)	(6)	(5)	(4)	(6)	(3)	(9)	(9)	(18)
Adjusted pre-tax operating income	$523	$454	$458	$547	$520	$515	$977	$1,035	$2,040

Spread income
Base portfolio income	$1,445	$1,396	$1,370	$1,355	$1,311	$1,272	$2,841	$2,583	$5,308
Interest credited to policyholder account balances (1)	(815)	(765)	(749)	(710)	(659)	(602)	(1,580)	(1,261)	(2,720)
Base spread income	630	631	621	645	652	670	1,261	1,322	2,588
Variable investment income	74	23	36	39	28	2	97	30	105
Total spread income	$704	$654	$657	$684	$680	$672	$1,358	$1,352	$2,693

Net investment spread (annualized)
Base yield (3)	5.19%	5.17%	5.14%	5.28%	5.21%	5.23%	5.18%	5.22%	5.22%
Cost of funds (1)	(3.21)%	(3.15)%	(3.08)%	(3.02)%	(2.94)%	(2.76)%	(3.18)%	(2.85)%	(2.95)%
Base net investment spread (4)	1.98%	2.02%	2.06%	2.26%	2.27%	2.47%	2.00%	2.37%	2.27%
Variable investment income (5)	0.16%	(0.02)%	0.04%	—%	(0.04)%	(0.15)%	0.07%	(0.10)%	(0.04)%
Total net investment spread	2.14%	2.00%	2.10%	2.26%	2.23%	2.32%	2.07%	2.27%	2.23%

Assets and Reserves
Average base assets	$111,318	$108,132	$106,569	$102,635	$100,649	$97,231	$109,725	$98,940	$101,771
Average reserves	$101,620	$98,562	$96,465	$93,366	$89,942	$87,395	$100,100	$88,669	$91,809

(1) Excludes amortization of Deferred Sales Inducement (DSI) of:	$9	$10	$10	$10	$10	$11	$19	$21	$41
(2) Other represents advisory fee expenses.
(3) Includes returns from base portfolio income including accretion and impacts from holding cash and short-term investments.
(4) Excludes the impact of variable investment income.
(5) Includes incremental effect on base yield of variable investment income.

Individual Retirement	9

Corebridge Financial, Inc.
Individual Retirement Sources of Earnings and Operating Statistics

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Premiums and deposits
Fixed annuities	$3,216	$1,999	$1,856	$2,780	$4,132	$2,612	$5,215	$6,744	$11,380
Fixed index annuities	2,779	2,036	2,593	2,298	2,239	1,883	4,815	4,122	9,013
Registered index-linked annuities	492	263	90	—	—	—	755	—	90
Total premiums and deposits	$6,487	$4,298	$4,539	$5,078	$6,371	$4,495	$10,785	$10,866	$20,483

Surrender rates by product
Fixed annuities	11.3%	10.5%	9.8%	13.2%	15.5%	20.8%	10.9%	18.0%	14.7%
Fixed index annuities	8.5%	8.8%	8.7%	9.1%	9.4%	8.0%	8.7%	8.7%	8.8%
Registered index-linked annuities	0.2%	0.1%	0.1%	—%	—%	—%	0.2%	—%	—%
Total surrender rate	9.8%	9.6%	9.2%	11.2%	12.5%	14.8%	9.7%	13.6%	11.8%

Net flows by product
Fixed annuities	$1,181	$118	$126	$634	$2,044	$(186)	$1,299	$1,858	$2,618
Fixed index annuities	1,584	862	1,468	1,146	1,102	925	2,446	2,027	4,641
Registered index-linked annuities	492	263	90	—	—	—	755	—	90
Total net flows	$3,257	$1,243	$1,684	$1,780	$3,146	$739	$4,500	$3,885	$7,349

Market risk benefit liabilities, net of reinsurance	$4,274	$4,152	$3,757	$4,001	$3,147	$3,099	$4,274	$3,147	$3,757

DAC/VOBA rollforward
Balance at beginning of period	$3,083	$3,021	$2,909	$2,820	$2,714	$2,658	$3,021	$2,658	$2,658
Capitalization	243	174	222	190	204	152	417	356	768
Amortization expense	(112)	(112)	(110)	(101)	(98)	(96)	(224)	(194)	(405)
Balance at end of period	$3,214	$3,083	$3,021	$2,909	$2,820	$2,714	$3,214	$2,820	$3,021

Individual Retirement	10

Corebridge Financial, Inc.
Group Retirement Sources of Earnings and Operating Statistics

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Sources of Earnings
Spread income (1)	$171	$192	$160	$176	$191	$200	$363	$391	$727
Fee income	190	195	203	201	191	190	385	381	785
Policyholder benefits, net of premiums	(2)	(1)	(1)	(4)	2	2	(3)	4	(1)
Non deferrable insurance commissions	(30)	(30)	(31)	(30)	(30)	(29)	(60)	(59)	(120)
Amortization of DAC and DSI	(24)	(25)	(25)	(24)	(25)	(24)	(49)	(49)	(98)
General operating expense	(93)	(103)	(110)	(97)	(102)	(106)	(196)	(208)	(415)
Other (2)	(30)	(33)	(35)	(34)	(32)	(33)	(63)	(65)	(134)
Adjusted pre-tax operating income	$182	$195	$161	$188	$195	$200	$377	$395	$744

Operating Statistics
Assets under management and administration by asset type
In-plan spread based	$21,900	$22,369	$22,330	$24,062	$23,361	$24,619	$21,900	$23,361	$22,330
In-plan fee based	59,781	55,606	57,961	60,410	57,968	58,002	59,781	57,968	57,961
Total in-plan assets under management and administration	81,681	77,975	80,291	84,472	81,329	82,621	81,681	81,329	80,291
Out-of-plan proprietary general account	16,880	17,013	16,765	17,604	16,517	16,925	16,880	16,517	16,765
Out-of-plan proprietary separate account	11,008	10,464	11,116	11,482	11,228	11,432	11,008	11,228	11,116
Total out-of-plan proprietary annuities	27,888	27,477	27,881	29,086	27,745	28,357	27,888	27,745	27,881
Advisory and brokerage assets	16,780	15,938	16,127	16,337	15,322	15,237	16,780	15,322	16,127
Total out-of-plan assets under management and administration	44,668	43,415	44,008	45,423	43,067	43,594	44,668	43,067	44,008
Total assets under management and administration	$126,349	$121,390	$124,299	$129,895	$124,396	$126,215	$126,349	$124,396	$124,299

Surrender rates	13.2%	12.8%	17.7%	12.6%	13.1%	13.6%	12.9%	13.4%	14.3%

Net Flows	$(1,833)	$(1,836)	$(3,537)	$(1,784)	$(1,874)	$(1,891)	$(3,669)	$(3,765)	$(9,086)

(1) Excludes the amortization of DSI of:	$3	$3	$3	$3	$4	$3	$6	$7	$13
(2) Other consists of advisory fee expenses.

Group Retirement	11

Corebridge Financial, Inc.
Group Retirement Sources of Earnings and Operating Statistics

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Spread income
Base portfolio income	$445	$461	$443	$451	$476	$494	$906	$970	$1,864
Interest credited to policyholder account balances (1)	(298)	(293)	(300)	(302)	(296)	(295)	(591)	(591)	(1,193)
Base spread income	147	168	143	149	180	199	315	379	671
Variable investment income	24	24	17	27	11	1	48	12	56
Total spread income	$171	$192	$160	$176	$191	$200	$363	$391	$727

Net investment spread (annualized)
Base yield (2)	4.26%	4.39%	4.13%	4.18%	4.28%	4.42%	4.32%	4.35%	4.25%
Cost of funds (1)	(3.09)%	(3.04)%	(3.00)%	(3.00)%	(2.95)%	(2.89)%	(3.07)%	(2.92)%	(2.96)%
Base net investment spread (3)	1.17%	1.35%	1.13%	1.18%	1.33%	1.53%	1.25%	1.43%	1.29%
Variable investment income (4)	0.10%	0.10%	0.06%	0.13%	(0.01)%	(0.11)%	0.10%	(0.06)%	0.02%
Total net investment spread	1.27%	1.45%	1.19%	1.31%	1.32%	1.42%	1.35%	1.37%	1.31%

Assets and Reserves
Average base assets	$41,756	$42,062	$42,834	$43,248	$44,389	$44,720	$41,909	$44,555	$43,798
Average reserves	$38,680	$38,996	$39,577	$39,823	$40,332	$40,853	$38,837	$40,593	$40,143

Market risk benefit liabilities, net of reinsurance	$310	$332	$278	$350	$243	$249	$310	$243	$278

DAC/VOBA rollforward
Balance at beginning of period	$1,046	$1,049	$1,053	$1,055	$1,057	$1,056	$1,049	$1,056	$1,056
Capitalization	23	19	18	19	19	22	42	41	78
Amortization expense	(21)	(22)	(22)	(21)	(21)	(21)	(43)	(42)	(85)
Balance at end of period	$1,048	$1,046	$1,049	$1,053	$1,055	$1,057	$1,048	$1,055	$1,049

(1) Excludes amortization of Deferred Sales Inducement (DSI) of:	3	3	3	3	4	3	6	7	13
(2) Includes returns from base portfolio income including accretion and impacts from holding cash and short-term investments.
(3) Excludes the impact of variable investment income.
(4) Includes incremental effect on base yield of variable investment income.

Group Retirement	12

Corebridge Financial, Inc.
Group Variable Annuity Account Value by Benefit Type

(in millions)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024

Account value by benefit type for contracts with GMDB features (1)
Guaranteed minimum death benefits (2)	$55,100	$52,973	$55,566	$56,931	$56,476	$57,413
Guaranteed minimum withdrawal benefits (3)	$1,893	$1,865	$1,973	$2,072	$2,064	$2,151

(1) Excludes assumed reinsurance.
(2) A guaranteed minimum death benefit is an amount paid from a variable annuity upon the death of the owner. This benefit protects beneficiaries from market volatility and may be different than the account value. This benefit may be subject to a maximum amount based on age of owner or dollar amount. "Guaranteed Minimum Death Benefits only" signifies that no other guarantees are present in the contract. Contracts with a guaranteed living benefit may also have a guaranteed minimum death benefit, but a policyholder can generally only receive payout from one guaranteed feature, i.e. the features are generally mutually exclusive.
(3) A guaranteed minimum withdrawal benefit creates a guaranteed income stream which, within certain parameters, may continue for the life of the annuitant even if the entire contract value has been reduced to zero. The fair value of GMWB market risk benefits is based on actuarial and capital market assumptions related to projected cash flows of rider fees and claims over the expected lives of the contracts.

Variable Annuity Account Value by Benefit Type	13

Corebridge Financial, Inc.
Life Insurance Sources of Earnings and Operating Statistics

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Sources of Earnings
Underwriting margin (1)	$344	$325	$370	$392	$309	$297	$669	$606	$1,368
General operating expense	(111)	(118)	(114)	(112)	(113)	(130)	(229)	(243)	(469)
Non-deferrable insurance commissions (2)	(15)	(14)	(16)	(7)	(16)	(19)	(29)	(35)	(58)
Amortization of deferred policy acquisition costs	(84)	(85)	(84)	(82)	(84)	(94)	(169)	(178)	(344)
Impact of annual actuarial assumption update	—	—	—	(34)	—	—	—	—	(34)
Other	(1)	—	—	(1)	(1)	—	(1)	(1)	(2)
Adjusted pre-tax operating income	$133	$108	$156	$156	$95	$54	$241	$149	$461

Underwriting margin ratio	39.6%	38.0%	42.1%	45.8%	36.5%	27.1%	38.8%	31.2%	37.2%

Operating Statistics
Gross life insurance in force, end of period (3)
Traditional life	$870,751	$871,477	$872,613	$872,979	$872,654	$871,528	$870,751	$872,654	$872,613
Universal life	127,329	127,244	127,221	126,738	126,525	126,183	127,329	126,525	127,221
International life (4)	—	—	—	—	—	253,628	—	—	—
Total gross life insurance in force	$998,080	$998,721	$999,834	$999,717	$999,179	$1,251,339	$998,080	$999,179	$999,834

Life insurance CPPE sales (5)
Traditional life	$54	$49	$50	$51	$50	$47	$103	$97	$198
Universal life	24	26	32	30	27	25	50	52	114
International life (4)	—	—	—	—	—	52	—	52	52
Total sales	$78	$75	$82	$81	$77	$124	$153	$201	$364

Surrender/lapse rates (6)	5.65%	5.51%	5.52%	5.70%	5.63%	4.96%	5.58%	5.30%	5.45%

(1) Includes variable investment income (loss) of:	$6	$4	$8	$5	$7	$(1)	$10	$6	$19
(2) 3Q 2024 and YE 2024 includes a $5 million favorable impact from the of annual actuarial assumption update.
(3) Gross in force includes direct and assumed business.
(4) Corebridge closed on the sale of AIG Life U.K. on April 8, 2024.
(5) Life insurance sales are shown on a continuous payment premium equivalent (CPPE) basis. Life insurance sales include periodic premiums from new business expected to be collected over a one- year period and 10 percent of unscheduled and single premiums from new and existing policyholders.
(6) Surrender/lapse rates are reported on a 90-day lag basis to include grace period processing.

Life Insurance	14

Corebridge Financial, Inc.
Life Insurance Sources of Earnings and Operating Statistics

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

DAC/VOBA rollforward
Balance at beginning of period	$4,143	$4,138	$4,128	$4,119	$4,112	$4,106	$4,138	$4,106	$4,106
Capitalization	93	90	94	91	91	135	183	226	411
Amortization expense	(84)	(85)	(84)	(82)	(84)	(94)	(169)	(178)	(344)
Other, including foreign exchange	—	—	—	—	—	(8)	—	(8)	(8)
Dispositions	—	—	—	—	—	(27)	—	(27)	(27)
Balance at end of period	$4,152	$4,143	$4,138	$4,128	$4,119	$4,112	$4,152	$4,119	$4,138

GAAP Reserves by financial statement line
Future policy benefits	$13,350	$13,324	$13,170	$13,900	$13,128	$13,346	$13,350	$13,128	$13,170
Policyholder contract deposits	10,445	10,488	10,394	10,565	10,423	10,375	10,445	10,423	10,394
Separate account liabilities	1,098	996	1,059	1,064	1,031	1,016	1,098	1,031	1,059
Total GAAP reserves by financial statement line	$24,893	$24,808	$24,623	$25,529	$24,582	$24,737	$24,893	$24,582	$24,623

GAAP Reserves by product
Traditional life	$9,245	$9,232	$9,137	$9,730	$9,221	$9,426	$9,245	$9,221	$9,137
Universal life	15,648	15,576	15,486	15,799	15,361	15,311	15,648	15,361	15,486
Total GAAP reserves by product	$24,893	$24,808	$24,623	$25,529	$24,582	$24,737	$24,893	$24,582	$24,623

Life Insurance	15

Corebridge Financial, Inc.
Institutional Markets Sources of Earnings and Operating Statistics

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Sources of Earnings
Spread income (1)	$173	$132	$127	$133	$88	$106	$305	$194	$454
Fee income	16	15	16	15	15	16	31	31	62
Underwriting margin (2)	13	21	18	25	20	18	34	38	81
Non deferrable insurance commissions	(5)	(5)	(5)	(5)	(5)	(5)	(10)	(10)	(20)
General operating expenses	(20)	(22)	(20)	(19)	(19)	(20)	(42)	(39)	(78)
Other	(4)	(4)	(3)	5	(3)	(3)	(8)	(6)	(4)
Adjusted pre-tax operating income	$173	$137	$133	$154	$96	$112	$310	$208	$495

Operating Statistics

Premiums and deposits by line of business
Pension risk transfer	$—	$469	$702	$169	$127	$1,767	$469	$1,894	$2,765
Guaranteed investment contracts	1,024	1,325	1,567	1,000	1,791	600	2,349	2,391	4,958
Corporate markets	40	32	29	11	14	69	72	83	123
Structured settlements	71	116	67	83	116	150	187	266	416
Total premiums and deposits by line of business	$1,135	$1,942	$2,365	$1,263	$2,048	$2,586	$3,077	$4,634	$8,262

GAAP Reserves by financial statement line
Future policy benefits (3)	$22,327	$21,844	$21,074	$22,118	$20,792	$21,214	$22,327	$20,792	$21,074
Policyholder contract deposits	20,542	19,375	18,015	16,985	15,764	14,370	20,542	15,764	18,015
Separate account liabilities	4,367	4,282	4,339	4,319	4,204	4,154	4,367	4,204	4,339
Total GAAP reserves by financial statement line	$47,236	$45,501	$43,428	$43,422	$40,760	$39,738	$47,236	$40,760	$43,428

GAAP Reserves by product
Pension risk transfer	$19,379	$18,908	$18,424	$19,327	$18,159	$18,558	$19,379	$18,159	$18,424
Guaranteed investment contracts	16,227	15,097	13,806	12,787	11,559	10,228	16,227	11,559	13,806
Corporate markets	7,096	6,994	7,046	7,036	6,927	6,867	7,096	6,927	7,046
Structured settlements	4,534	4,502	4,152	4,272	4,115	4,085	4,534	4,115	4,152
Total GAAP reserves by product	$47,236	$45,501	$43,428	$43,422	$40,760	$39,738	$47,236	$40,760	$43,428

Pension risk transfer reserves at original discount rate (4)	$21,017	$20,508	$19,832	$19,844	$19,194	$19,141	$21,017	$19,194	$19,832

Stable value wraps (401k and bank-owned life insurance) - assets under administration (5)	$46,212	$45,353	$45,000	$44,417	$43,714	$43,168	$46,212	$43,714	$45,000

(1) Includes variable investment income of:	$88	$36	$42	$40	$5	$(2)	$124	$3	$85
(2) Includes variable investment income of:	$1	$1	$—	$1	$—	$—	$2	$—	$1
(3) Future policy benefits include liability for future policy benefits and deferred profit liability.
(4) Represents liability for future policy benefits only.
(5) Comprises the notional value of stable value wrap contracts, excluding the portion included in total insurance reserves.

Institutional Markets	16

Corebridge Financial, Inc.
Annual Actuarial Assumption Updates

(in millions)

	Assumption update - 2024
	Individual Retirement
	Fixed Index Annuities	Fixed Annuities	Total Individual Retirement	Group Retirement	Life Insurance	Institutional Markets	Corp & Other	Total
Spread income	$—	$—	$—	$—	$—	$—	$—	$—
Fee income	—	—	—	—	—	—	—	—
Underwriting margin	—	—	—	—	—	—	—	—
Policyholder benefits, net of premium (2)	—	18	18	(1)	(34)	9	—	(8)
Non-deferrable insurance commissions	—	—	—	—	5	—	—	5
Increase (decrease) to adjusted pre-tax operating income (loss)	$—	$18	$18	$(1)	$(29)	$9	$—	$(3)
Net realized gains (losses)	2	3	5	3	—	—	—	8
Change in the fair value of market risk benefits, net	(103)	(58)	(161)	(25)	—	—	102	(84)
Increase (decrease) to pre-tax income (loss)	$(101)	$(37)	$(138)	$(23)	$(29)	$9	$102	$(79)

(1) Life insurance results also includes the impact to policy fees.
(2) Corporate & Other includes assumption updates related to our individual variable annuity business.

Annual Actuarial Assumption Updates	17

Corebridge Financial, Inc.
Corporate and Other Sources of Earnings

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Sources of Earnings
Corporate expenses	$(32)	$(35)	$(29)	$(32)	$(37)	$(39)	$(67)	$(76)	$(137)
Interest expense on financial debt	(114)	(125)	(119)	(110)	(107)	(107)	(239)	(214)	(443)
Asset management	—	(3)	5	39	2	14	(3)	16	60
Consolidated investment entities	—	3	5	(10)	2	(1)	3	1	(4)
Other	(23)	(24)	(12)	(11)	(8)	(18)	(47)	(26)	(49)
Adjusted pre-tax operating (loss)	$(169)	$(184)	$(150)	$(124)	$(148)	$(151)	$(353)	$(299)	$(573)

Corporate and Other Sources of Earnings	18

Corebridge Financial, Inc.
Total Investments

	June 30, 2025			December 31, 2024

(in millions) (amounts presented are carrying amounts)	Excluding Fortitude Re Funds Withheld Asset	Fortitude Re Funds Withheld Assets	Total	Excluding Fortitude Re Funds Withheld Asset	Fortitude Re Funds Withheld Assets	Total
Bonds available-for-sale
U.S. government and government sponsored entities	$1,035	$243	$1,278	$1,127	$241	$1,368
Obligations of states, municipalities and political subdivisions	3,961	566	4,527	4,085	576	4,661
Non-U.S. governments	4,088	214	4,302	3,670	234	3,904
Corporate debt	103,470	10,330	113,800	95,943	10,535	106,478
Total bonds available for sale, excl. MBS, CLO, and ABS	112,554	11,353	123,907	104,825	11,586	116,411
Mortgage-backed, asset-backed and collateralized
RMBS	15,534	483	16,017	15,274	510	15,784
CMBS	9,227	342	9,569	9,127	450	9,577
CLO	9,123	126	9,249	9,985	133	10,118
ABS	20,343	560	20,903	18,375	575	18,950
Total mortgage-backed, asset-backed and collateralized	54,227	1,511	55,738	52,761	1,668	54,429
Total bonds available for sale	166,781	12,864	179,645	157,586	13,254	170,840
Other bond securities	439	4,940	5,379	348	4,914	5,262
Total fixed maturities	167,220	17,804	185,024	157,934	18,168	176,102
Equity securities	911	—	911	56	—	56
Mortgage and other loans receivable
Residential mortgages	12,903	—	12,903	12,671	—	12,671
Commercial mortgages	33,834	2,961	36,795	32,094	3,075	35,169
Life insurance policy loans	1,399	310	1,709	1,411	315	1,726
Commercial loans, other loans and notes receivable	2,801	126	2,927	3,053	149	3,202
Total mortgage and other loans receivable	50,937	3,397	54,334	49,229	3,539	52,768
Other invested assets	8,002	1,945	9,947	7,800	2,051	9,851
Short term investments	3,488	323	3,811	4,707	274	4,981
Total	$230,558	$23,469	$254,027	$219,726	$24,032	$243,758

NAIC Designation
NAIC 1	$93,279	$—	$93,279	$90,999	$—	$90,999
NAIC 2	64,488	—	64,488	58,965	—	58,965
NAIC 3	5,752	—	5,752	4,522	—	4,522
NAIC 4	2,959	—	2,959	2,671	—	2,671
NAIC 5 & 6	648	—	648	683	—	683
No designation	94	—	94	94	—	94
Fortitude Re funds withheld assets	—	17,804	17,804	—	18,168	18,168
Total	$167,220	$17,804	$185,024	$157,934	$18,168	$176,102

Total Investments	19

Corebridge Financial, Inc.
Total Investments, Insurance Operating Subsidiaries Excluding the Fortitude Re Funds Withheld Assets:

(in millions)
(amounts presented are carrying amounts)	June 30, 2025	December 31, 2024		June 30, 2025	December 31, 2024
Bonds available-for-sale			Fixed maturities NAIC designation:
U.S. government and government-sponsored entities	$1,035	$1,127	NAIC 1	$93,803	$91,475
Obligations of states, municipalities and political subdivisions	3,961	4,085	NAIC 2	65,095	59,320
Non-U.S. governments	4,089	3,669	NAIC 3	5,755	4,525
Corporate debt	104,069	96,293	NAIC 4	2,959	2,671
Mortgage-backed, asset-backed and collateralized:			NAIC 5 and 6	647	683
RMBS	16,060	15,754	No designation	—	—
CMBS	9,227	9,127	Total (5)	$168,259	$158,674
CLO	9,071	9,933
ABS	20,343	18,374
Total mortgage-backed, asset-backed and collateralized	54,701	53,188
Total bonds available for sale	167,855	158,362
Other bond securities	404	312
Total fixed maturities	168,259	158,674
Equity securities	911	53
Mortgage and other loans receivable:
Residential mortgages	11,427	11,128
Commercial mortgages	34,373	32,660
Commercial loans, other loans and notes receivable	2,863	3,133
Total mortgage and other loans receivable (1)	48,663	46,921
Other invested assets:
Hedge funds	104	132
Private equity (4)	5,938	5,540
Real estate investments	66	313
Other invested assets - all other	331	308
Total other invested assets	6,439	6,293
Short-term investments	3,140	4,428
Total (2)(3)	$227,412	$216,369
(1) Does not reflect allowance for credit loss on mortgage loans of $670 million and $710 million at June 30, 2025 and December 31, 2024, respectively.
(2) Does not reflect policy loans of $1.4 billion and $1.4 billion at June 30, 2025 and December 31, 2024, respectively.
(3) Excludes approximately $4.8 billion and $4.9 billion of consolidated investment entities as well as $2.4 billion and $2.3 billion of eliminations primarily between the consolidated investment entities and the insurance operating companies at June 30, 2025 and December 31, 2024, respectively.
(4) Private equity funds are generally reported on a one-quarter lag.
(5) Excludes approximately $61 million and $61 million of consolidated investment entities and $1.1 billion and $800 million of eliminations primarily related to the consolidated investment entities and the insurance operating subsidiaries at June 30, 2025 and December 31, 2024, respectively.

Invested Assets Summary, at Carrying Value	20

Corebridge Financial, Inc.
Commercial Mortgage Loan Exposure by Location and Class of Loan Based on Amortized Cost

	June 30, 2025

(dollars in millions)		Class						Total
Excluding Fortitude Re Funds Withheld Assets	Number of Loans	Apartments	Offices	Retail	Industrial	Hotel	Others		Percent of Total

State:
New York	71	$1,595	$3,233	$285	$508	$65	$—	$5,686	17%
California	56	648	842	93	1,071	565	52	3,271	10%
New Jersey	72	1,819	5	271	1,144	—	21	3,260	9%
Florida	48	910	104	416	298	439	58	2,225	6%
Texas	41	852	399	453	183	17	157	2,061	6%
Massachusetts	18	354	982	522	14	—	—	1,872	5%
Colorado	14	370	42	87	302	113	—	914	3%
Pennsylvania	21	162	183	166	382	20	—	913	3%
Illinois	21	379	350	2	115	—	57	903	3%
North Carolina	12	359	27	—	112	14	—	512	1%
Other States	113	2,411	96	560	1,507	287	83	4,944	14%
Foreign	65	3,787	1,066	998	1,229	157	575	7,812	23%
Total excluding Fortitude Re funds withheld assets (1)	552	$13,646	$7,329	$3,853	$6,865	$1,677	$1,003	$34,373	100%
Fortitude Re funds withheld assets								3,008
Total								$37,381

	June 30, 2025

		Class
(dollars in millions)	Number of Loans	Apartments	Offices	Retail	Industrial	Hotel	Others	Total (2)	Percent of Total
Credit Quality Indicator:
In good standing (1)	548	$13,646	$6,988	$3,687	$6,865	$1,677	$1,003	$33,866	99%
90 days or less delinquent	—	—	—	—	—	—	—	—	—%
>90 days delinquent or in process of foreclosure	4	—	341	166	—	—	—	507	1%
Total excluding Fortitude Re funds withheld assets (2)	552	$13,646	$7,329	$3,853	$6,865	$1,677	$1,003	$34,373	100%
Fortitude Re funds withheld assets								3,008
Total								$37,381
(1)    During the six months ended June 30, 2025, commercial mortgage loans with an amortized cost of $108 million, none of which were supporting the funds withheld arrangements with Fortitude Re, were granted term extensions.
(2)    Does not reflect allowance for credit losses.

Investments - Commercial Mortgage Loans	21

Corebridge Financial, Inc.
Commercial Mortgages - Debt Service Coverage Ratios and Loan-to-Value Ratios by Vintage Year

	June 30, 2025

	Debt Service Coverage Ratios (1)
(in millions)	>1.20X	1.00X - 1.20X	<1.00X	Total
Loan-to-value ratios (2)
Less than 65%	$22,220	$1,900	$174	$24,294
65% to 75%	6,792	588	63	7,443
76% to 80%	178	174	—	352
Greater than 80%	1,311	307	666	2,284
Total excluding Fortitude Re funds withheld assets (3)	$30,501	$2,969	$903	$34,373
Fortitude Re funds withheld assets				3,008
Total				$37,381

	June 30, 2025

	Vintage Year
(in millions)	2025	2024	2023	2022	2021	Prior	Total
Loan-to-value ratios (2)
Less than 65%	$1,818	$3,945	$1,881	$4,112	$1,758	$10,780	$24,294
65% to 75%	256	429	185	2,289	283	4,000	7,442
76% to 80%	—	—	—	17	71	265	353
Greater than 80%	—	—	20	315	206	1,743	2,284
Total excluding Fortitude Re funds withheld assets (3)	$2,074	$4,374	$2,086	$6,733	$2,318	$16,788	$34,373
Fortitude Re funds withheld assets							3,008
Total							$37,381

(1)    The debt service coverage ratio compares a property’s net operating income to its debt service payments, including principal and interest. Our weighted average debt service coverage ratio was 1.9 at June 30, 2025. The debt service coverage ratios are updated when additional information becomes available.
(2)    The loan-to-value ratio compares the current unpaid principal balance of the loan to the estimated fair value of the underlying property collateralizing the loan. Our weighted average loan-to-value ratio was 60% at June 30, 2025. The loan-to-value ratios reflect the latest obtained valuations of the collateral properties by obtaining independent appraisals, generally at least once per year.
(3)    Does not reflect allowance for credit losses.

Investments - Commercial Mortgage Loans	22

Corebridge Financial, Inc.
Net Investment Income

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Net investment income by asset class
Fixed maturity securities - AFS	$2,240	$2,187	$2,187	$2,184	$2,137	$2,116	$4,427	$4,253	$8,624
Equity securities	15	10	8	—	—	—	25	—	8
Mortgage and other loans receivable	653	637	620	594	580	563	1,290	1,143	2,357
Other invested assets	1	1	—	1	—	1	2	1	2
Cash and short-term investments	47	76	60	57	51	62	123	113	230
Total base portfolio gross investment income - insurance operations	2,956	2,911	2,875	2,836	2,768	2,742	5,867	5,510	11,221
Investment expenses	172	170	192	172	182	160	342	342	706
Total base portfolio investment income (APTOI basis) - insurance operations	2,784	2,741	2,683	2,664	2,586	2,582	5,525	5,168	10,515

Alternatives	158	70	90	92	51	(23)	228	28	210
Call and tender	(12)	16	4	(11)	(15)	—	4	(15)	(22)
Fair value option	17	13	(6)	21	7	6	30	13	28
Other variable investment income	30	(11)	15	10	8	17	19	25	50
Total variable investment income (loss) - insurance operations	193	88	103	112	51	—	281	51	266
Corporate and Other (includes eliminations)	7	12	25	(9)	13	(18)	19	(5)	11
Total net investment income (APTOI basis)	$2,984	$2,841	$2,811	$2,767	$2,650	$2,564	$5,825	$5,214	$10,792

Breakdown by Segment
Individual Retirement	$1,519	$1,419	$1,406	$1,394	$1,339	$1,274	$2,938	$2,613	$5,413
Group Retirement	469	485	460	478	487	495	954	982	1,920
Life Insurance	335	336	337	336	322	326	671	648	1,321
Institutional Markets	654	589	583	568	489	487	1,243	976	2,127
Corporate and Other (includes eliminations)	7	12	25	(9)	13	(18)	19	(5)	11
Total net investment income (APTOI basis)	$2,984	$2,841	$2,811	$2,767	$2,650	$2,564	$5,825	$5,214	$10,792

Reconciliation to Net Investment Income (Net income basis)
Net investment income on Fortitude Re funds withheld assets	343	331	198	515	325	332	674	657	1,370
Net investment income related to businesses exited through reinsurance	80	81	82	80	79	83	161	162	324
Change in fair value of securities used to hedge guaranteed living benefits
Derivative (income) reclass to net realized investment gains (losses)	(77)	(72)	(78)	(72)	(77)	(61)	(149)	(138)	(288)
Other adjustments	8	8	7	6	11	6	16	17	30
Total adjustments	354	348	209	529	338	360	702	698	1,436

Net investment income (Net income basis)	$3,338	$3,189	$3,020	$3,296	$2,988	$2,924	$6,527	$5,912	$12,228

Net Investment Income	23

Corebridge Financial, Inc.
Net Realized Gains (Losses)

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024
Sales of securities (fixed maturity and equity)	$(513)	$(141)	$(241)	$(87)	$(493)	$(320)	$(654)	$(813)	$(1,141)
Intent to sell	(250)	—	—	—	—	(15)	(250)	(15)	(15)
Change in allowance for credit losses on fixed maturity securities	(41)	(20)	(40)	(85)	(50)	(62)	(61)	(112)	(237)
Change in allowance for credit losses on loans	14	(16)	(3)	(15)	(34)	(14)	(2)	(48)	(66)
Foreign exchange transactions, net of related hedges	(445)	(121)	387	(354)	55	46	(566)	101	134
Index-linked interest credited embedded derivatives, net of related hedges	(248)	(288)	348	(285)	(172)	90	(536)	(82)	(19)
All other derivatives and hedge accounting (1)	(172)	(244)	200	(195)	18	105	(416)	123	128
Sales of alternative investments and real estate investments	(9)	12	70	58	11	20	3	31	159
Other	(30)	(4)	5	(12)	(25)	(28)	(34)	(53)	(60)
Net realized gains (losses) - excluding Fortitude Re funds withheld assets and embedded derivative	(1,694)	(822)	726	(975)	(690)	(178)	(2,516)	(868)	(1,117)
Net realized gains (losses) on Fortitude Re funds withheld assets	(30)	4	(148)	157	(93)	(164)	(26)	(257)	(248)
Net realized gains (losses) on Fortitude Re funds withheld embedded derivative	(251)	(596)	933	(1,509)	36	22	(847)	58	(518)
Total net realized gains (losses)	$(1,975)	$(1,414)	$1,511	$(2,327)	$(747)	$(320)	$(3,389)	$(1,067)	$(1,883)

(1) Derivative activity related to hedging certain MRBs is recorded in change in the fair value of market risk benefits, net.

Net Realized Gains (Losses)	24

Corebridge Financial, Inc.
Supplemental Information Table of Contents

Supplemental Information	25

Corebridge Financial, Inc.
Non-GAAP Financial Measures
Throughout this Financial Supplement, we present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. Some of the measurements we use are ‘‘Non-GAAP financial measures’’ under Securities and Exchange Commission rules and regulations. We believe presentation of these non-GAAP financial measures allows for a deeper understanding of the profitability drivers of our business, results of operations, financial condition and liquidity. These measures should be considered supplementary to our results of operations and financial condition that are presented in accordance with GAAP and should not be viewed as a substitute for GAAP measures. The non-GAAP financial measures we present may not be comparable to similarly-named measures reported by other companies.
Adjusted pre-tax operating income (“APTOI”) is derived by excluding the items set forth below from income (loss) before income tax expense (benefit). These items generally fall into one or more of the following broad categories: legacy matters having no relevance to our current businesses or operating performance; adjustments to enhance transparency to the underlying economics of transactions; and recording adjustments to APTOI that we believe to be common in our industry. We believe the adjustments to pre-tax income are useful for gaining an understanding of our overall results of operations.

APTOI excludes the impact of the following items:

FORTITUDE RE RELATED ADJUSTMENTS:
The modified coinsurance (“modco”) reinsurance agreements with Fortitude Re transfer the economics of the invested assets supporting the reinsurance agreements to Fortitude Re. Accordingly, the net investment income on Fortitude Re funds withheld assets and the net realized gains (losses) on Fortitude Re funds withheld assets are excluded from APTOI. Similarly, changes in the Fortitude Re funds withheld embedded derivative are also excluded from APTOI.
The ongoing results associated with the reinsurance agreement with Fortitude Re have been excluded from APTOI as these are not indicative of our ongoing business operations.
INVESTMENT RELATED ADJUSTMENTS:
APTOI excludes “Net realized gains (losses)”, except for gains (losses) related to the disposition of real estate investments. Net realized gains (losses), except for gains (losses) related to the disposition of real estate investments, are excluded as the timing of sales on invested assets or changes in allowances depend largely on market credit cycles and can vary considerably across periods. In addition, changes in interest rates may create opportunistic scenarios to buy or sell invested assets. Our derivative results, including those used to economically hedge insurance liabilities, or those recognized as embedded derivatives at fair value, are also included in Net realized gains (losses) and are similarly excluded from APTOI except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedges or for asset replication. Earned income on such economic hedges is reclassified from Net realized gains and losses to specific APTOI line items based on the economic risk being hedged (e.g., Net investment income and Interest credited to policyholder account balances).

MARKET RISK BENEFIT ADJUSTMENTS:
Certain of our variable annuity, fixed annuity and fixed index annuity contracts contain GMWBs and/or GMDBs which are accounted for as MRBs. Changes in the fair value of these MRBs (excluding changes related to our own credit risk), including certain rider fees attributed to the MRBs are excluded from APTOI. MRBs related to the variable annuity business exited through reinsurance is reported in the “Businesses Exited Through Reinsurance” line item.

BUSINESSES EXITED THROUGH REINSURANCE:
Represents the results of businesses that have been economically exited through reinsurance. This includes MRBs, along with changes in the fair value of derivatives used to hedge MRBs which are recorded through “Change in the fair value of MRBs, net”. The results of operations from these businesses have been excluded from APTOI as they are not indicative of our ongoing business operations.

Non-GAAP Financial Measures	26

Corebridge Financial, Inc.
Non-GAAP Financial Measures

OTHER ADJUSTMENTS:
Other adjustments represent all other adjustments that are excluded from APTOI and includes the net pre-tax operating income (losses) from noncontrolling interests related to consolidated investment entities. The excluded adjustments include, as applicable:
•restructuring and other costs related to initiatives designed to reduce operating expenses, improve efficiency and simplify our organization;
•non-recurring costs associated with the implementation of non-ordinary course legal or regulatory changes or changes to accounting principles;
•separation costs;
•non-operating litigation reserves and settlements;
•loss (gain) on extinguishment of debt, if any;
•losses from the impairment of goodwill, if any; and
•income and loss from divested or run-off business, if any.
Adjusted after-tax operating income attributable to our common shareholders (“Adjusted After-tax Operating Income” or “AATOI”) is derived by excluding the tax effected APTOI adjustments described above, as well as the following tax items from net income attributable to us:
•reclassifications of disproportionate tax effects from AOCI, changes in uncertain tax positions and other tax items related to legacy matters having no relevance to our current businesses or operating performance; and
•deferred income tax valuation allowance releases and charges.
Adjusted Book Value is derived by excluding AOCI, adjusted for the cumulative unrealized gains and losses related to Fortitude Re’s funds withheld assets. We believe this measure is useful to investors as it eliminates the asymmetrical impact resulting from changes in fair value of our available-for-sale securities portfolio for which there is largely no offsetting impact for certain related insurance liabilities that are not recorded at fair value with changes in fair value recorded through OCI. It also eliminates asymmetrical impacts where our own credit non-performance risk is recorded through OCI. In addition, we adjust for the cumulative unrealized gains and losses related to Fortitude Re’s funds withheld assets since these fair value movements are economically transferred to Fortitude Re.
Adjusted Book Value per Common Share is computed as adjusted book value divided by total common shares outstanding.
Adjusted Return on Average Equity (“Adjusted ROAE”) is derived by dividing AATOI by average Adjusted Book Value and is used by management to evaluate our recurring profitability and evaluate trends in our business. We believe this measure is useful to investors as it eliminates the asymmetrical impact resulting from changes in fair value of our available-for-sale securities portfolio for which there is largely no offsetting impact for certain related insurance liabilities that are not recorded at fair value with changes in fair value recorded through OCI. It also eliminates asymmetrical impacts where our own credit non-performance risk is recorded through OCI. In addition, we adjust for the cumulative unrealized gains and losses related to Fortitude Re’s funds withheld assets since these fair value movements are economically transferred to Fortitude Re.
Adjusted revenues exclude Net realized gains (losses) except for gains (losses) related to the disposition of real estate investments, revenues from businesses exited through reinsurance, income from non-operating litigation settlements (included in Other income for GAAP purposes) and changes in fair value of securities used to hedge guaranteed living benefits (included in Net investment income for GAAP purposes).
Net investment income (APTOI basis) is the sum of base portfolio income and variable investment income. We believe that presenting net investment income on an APTOI basis is useful for gaining an understanding of the main drivers of investment income.

Non-GAAP Financial Measures	27

Corebridge Financial, Inc.
Non-GAAP Financial Measures

Operating Earnings per Common Share is derived by dividing AATOI by weighted average diluted shares.
Premiums and deposits is a non-GAAP financial measure that includes direct and assumed premiums received and earned on traditional life insurance policies and life-contingent payout annuities, as well as deposits received on universal life insurance, investment-type annuity contracts and GICs. We believe the measure of premiums and deposits is useful in understanding customer demand for our products, evolving product trends and our sales performance period over period.
Assets Under Management and Administration
•Assets Under Management (AUM) include assets in the general and separate accounts of our subsidiaries that support liabilities and surplus related to our life and annuity insurance products.
•Assets Under Administration (AUA) include Group Retirement mutual fund assets and other third-party assets that we sell or administer and the notional value of Stable Value Wrap (SVW) contracts.
•Assets Under Management and Administration (AUMA) is the cumulative amount of AUM and AUA.
Key Terms - Throughout this Financial Supplement, we use the following terms:
•Base net investment spread means base yield less cost of funds, excluding the amortization of deferred sales inducement assets.
•Base portfolio income includes interest, dividends and foreclosed real estate income, net of investment expenses and non-qualifying (economic) hedges.
•Base spread income means base portfolio income less interest credited to policyholder account balances, excluding the amortization of deferred sales inducement assets.
•Base yield means the returns from base portfolio income including accretion and impacts from holding cash and short-term investments.
•Fee Income is defined as policy fees plus advisory fees plus other fee income. For our Institutional Markets segment, its SVW products generate fee income.
•Life Insurance CPPE sales are shown on a continuous payment premium equivalent (CPPE) basis. Life insurance sales include periodic premiums from new business expected to be collected over a one-year period and 10 percent of unscheduled and single premiums from new and existing policyholders.
•Spread income is defined as net investment income less interest credited to policyholder account balances, exclusive of amortization of deferred sales inducement assets. Spread income is comprised of both base spread income and variable investment income. For our Institutional Markets segment, its structured settlements, PRT and GIC products generate spread income, which includes premiums, net investment income, less interest credited and policyholder benefits and excludes the annual assumption update.
•Surrender rate represents annualized surrenders and withdrawals as a percentage of average reserves and Group Retirement mutual fund assets under administration.
•Underwriting margin for our Life Insurance segment includes premiums, policy fees, other income, net investment income, less interest credited to policyholder account balances and policyholder benefits and excludes the annual assumption update. For our Institutional Markets segment, its Corporate Markets products generate underwriting margin, which includes premiums, net investment income, policy and advisory fee income, less interest credited and policyholder benefits and excludes the annual assumption update.
•Underwriting margin ratio equals the underwriting margin divided by premiums and deposits.
•Variable investment income includes call and tender income from make-whole payments on commercial mortgage loan prepayments, changes in market value of investments accounted for under the fair value option, interest received on defaulted investments (other than foreclosed real estate), income from alternative investments and other miscellaneous investment income, including income of certain partnership entities that are required to be consolidated. Alternative investments include private equity funds which are generally reported on a one-quarter lag.

Non-GAAP Financial Measures	28

Corebridge Financial, Inc.
Earnings Per Share

(in millions, except per share data)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

GAAP Basis
Numerator for EPS
Net income (loss)	$(668)	$(657)	$2,222	$(1,187)	$341	$827	$(1,325)	$1,168	$2,203
Less: Net income (loss) attributable to noncontrolling interests	(8)	7	51	(3)	(24)	(51)	(1)	(75)	(27)
Net income (loss) attributable to Corebridge common shareholders	$(660)	$(664)	$2,171	$(1,184)	$365	$878	$(1,324)	$1,243	$2,230

Denominator for EPS
Weighted average common shares outstanding - basic (1)	550.3	558.0	569.8	587.1	611.6	624.0	554.1	617.8	598.0
Dilutive common shares (2)	—	—	1.6	—	1.0	0.9	—	0.9	1.2
Weighted average common shares outstanding - diluted	550.3	558.0	571.4	587.1	612.6	624.9	554.1	618.7	599.2

Income per common share attributable to Corebridge common shareholders
Common stock - basic	$(1.20)	$(1.19)	$3.81	$(2.02)	$0.60	$1.41	$(2.39)	$2.01	$3.73
Common stock - diluted	$(1.20)	$(1.19)	$3.80	$(2.02)	$0.59	$1.41	$(2.39)	$2.01	$3.72

Operating Basis
Adjusted after-tax operating income attributable to Corebridge common shareholders	$672	$570	$606	$724	$613	$604	$1,242	$1,217	$2,547
Weighted average common shares outstanding - diluted	551.3	559.4	571.4	588.3	612.6	624.9	555.3	618.7	599.2
Operating earnings per common share	$1.22	$1.02	$1.06	$1.23	$1.00	$0.97	$2.22	$1.97	$4.25

Common Shares Outstanding
Common shares outstanding, beginning of period	553.1	561.5	574.4	600.3	615.4	621.7	561.5	621.7	621.7
Share repurchases	(9.9)	(10.0)	(12.9)	(25.9)	(15.1)	(9.5)	(19.9)	(24.6)	(63.4)
Newly issued shares	—	1.6	—	—	—	3.2	1.6	3.2	3.2
Common shares outstanding, end of period	543.2	553.1	561.5	574.4	600.3	615.4	543.2	600.3	561.5

(1) Includes vested shares under our share-based employee compensation plans.
(2) Potential dilutive common shares include our share-based employee compensation plans.

Earnings Per Share Computations	29

Corebridge Financial, Inc.
Reconciliation of Return On Average Equity (ROAE)

(in millions, unless otherwise noted)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Return on Equity Computations
Actual or annualized net income (loss) attributable to Corebridge shareholders (a)	$(2,640)	$(2,656)	$8,684	$(4,736)	$1,460	$3,512	$(2,648)	$2,486	$2,230
Actual or annualized adjusted after-tax operating income attributable to Corebridge shareholders (b)	$2,688	$2,280	$2,424	$2,896	$2,452	$2,416	$2,484	2,434	$2,547

Average Corebridge Shareholders’ equity (c)	$12,141	$11,721	$12,535	$12,302	$11,286	$11,671	$11,915	$11,446	$11,882
Less: Average AOCI	(11,341)	(12,865)	(11,783)	(12,196)	(14,324)	(13,799)	(12,121)	(14,035)	(13,134)
Add: Average cumulative unrealized gains and losses related to Fortitude Re funds withheld assets	(2,570)	(2,676)	(2,428)	(2,390)	(2,609)	(2,415)	(2,646)	(2,517)	(2,481)
Average Adjusted Book Value (d)	$20,912	$21,910	$21,890	$22,108	$23,001	$23,055	$21,390	$22,964	$22,535

ROAE (a/c)	(21.7)%	(22.7)%	69.3%	(38.5)%	12.9%	30.1%	(22.2)%	21.7%	18.8%
Adjusted ROAE (b/d)	12.9%	10.4%	11.1%	13.1%	10.7%	10.5%	11.6%	10.6%	11.3%

Reconciliation of Return On Average Equity	30

Corebridge Financial, Inc.
Reconciliation of Adjusted Pre-tax Operating Income - Consolidated

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Pre-tax income (loss)	$(608)	$(862)	$2,925	$(1,594)	$456	$1,016	$(1,470)	$1,472	$2,803
Fortitude Re related items
Net investment (income) on Fortitude Re funds withheld assets	(343)	(331)	(198)	(515)	(325)	(332)	(674)	(657)	(1,370)
Net realized (gains) losses on Fortitude Re funds withheld assets	30	(4)	148	(157)	93	164	26	257	248
Net realized (gains) losses on Fortitude Re funds withheld embedded derivative	251	596	(933)	1,509	(36)	(22)	847	(58)	518
Subtotal – Fortitude Re related items	(62)	261	(983)	837	(268)	(190)	199	(458)	(604)
Other reconciling items
Change in the fair value of market risk benefits, net	(44)	335	(469)	654	12	(165)	291	(153)	32
Change in benefit reserves related to net realized gains (losses)	(4)	31	—	(2)	(3)	(3)	27	(6)	(8)
Net realized (gains) losses (1)	1,758	905	(604)	1,093	748	222	2,663	970	1,459
Non-operating litigation reserves and settlements	—	—	(1)	—	—	—	—	—	(1)
Separation costs	—	—	—	—	27	67	—	94	94
Restructuring and other costs	129	97	68	87	85	47	226	132	287
Non-recurring costs related to regulatory or accounting changes	1	1	1	1	1	—	2	1	3
Net (gain) loss on divestiture	—	—	—	1	(241)	(5)	—	(246)	(245)
Businesses exited through reinsurance	(336)	(51)	(135)	(159)	(83)	(310)	(387)	(393)	(687)
Noncontrolling interests	8	(7)	(44)	3	24	51	1	75	34
Subtotal - Other non-Fortitude Re reconciling items	1,512	1,311	(1,184)	1,678	570	(96)	2,823	474	968
Total adjustments	1,450	1,572	(2,167)	2,515	302	(286)	3,022	16	364
Adjusted pre-tax operating income	$842	$710	$758	$921	$758	$730	$1,552	$1,488	$3,167

(1) Includes all net realized gains and losses except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedging or for asset replication. Additionally, gains (losses) related to the disposition of real estate investments are also excluded from this adjustment.

Reconciliation of Adjusted Pre-Tax Operating Income	31

Corebridge Financial, Inc.
Reconciliation of Adjusted After-tax Operating Income - Consolidated

(in millions, unless otherwise noted)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024
Net income (loss)	$(668)	$(657)	$2,222	$(1,187)	$341	$827	$(1,325)	$1,168	$2,203
Less net income (loss) attributable to noncontrolling interests	(8)	7	51	(3)	(24)	(51)	(1)	(75)	(27)
Net income (loss) attributable to Corebridge	(660)	(664)	2,171	(1,184)	365	878	(1,324)	1,243	2,230
Fortitude Re related items
Net investment (income) on Fortitude Re funds withheld assets	(270)	(260)	(155)	(405)	(256)	(261)	(530)	(517)	(1,077)
Net realized (gains) losses on Fortitude Re funds withheld assets	23	(3)	116	(123)	73	129	20	202	195
Net realized (gains) losses on Fortitude Re funds withheld embedded derivative	198	469	(732)	1,185	(29)	(17)	667	(46)	407
Subtotal – Fortitude Re related items	(49)	206	(771)	657	(212)	(149)	157	(361)	(475)
Other reconciling items
Reclassification of disproportionate tax effects from AOCI and other tax adjustments.	6	(21)	7	22	(52)	(26)	(15)	(78)	(49)
Deferred income tax valuation allowance (releases) charges	186	8	84	(91)	87	17	194	104	97
Change in the fair value of market risk benefits, net	(35)	265	(371)	517	9	(130)	230	(121)	25
Changes in benefit reserves related to net realized gains (losses)	(3)	24	(1)	(1)	(3)	(2)	21	(5)	(7)
Net realized (gains) losses (1)	1,389	715	(467)	858	588	175	2,104	763	1,154
Non-operating litigation reserves and settlements	—	—	(1)	—	—	—	—	—	(1)
Separation costs	—	—	—	—	21	53	—	74	74
Restructuring and other costs	101	77	54	69	67	37	178	104	227
Non-recurring costs related to regulatory or accounting changes	1	1	—	1	1	—	2	1	2
Net (gain) loss on divestiture	—	—	7	1	(194)	(4)	—	(198)	(190)
Businesses exited through reinsurance	(264)	(41)	(106)	(125)	(64)	(245)	(305)	(309)	(540)
Subtotal - Other non-Fortitude Re reconciling items	1,381	1,028	(794)	1,251	460	(125)	2,409	335	792
Total adjustments	1,332	1,234	(1,565)	1,908	248	(274)	2,566	(26)	317
Adjusted after-tax operating income attributable to Corebridge	$672	$570	$606	$724	$613	$604	$1,242	$1,217	$2,547

Calculation of Effective Tax Rates
Adjusted pre-tax operating income	$842	$710	$758	$921	$758	$730	$1,552	$1,488	$3,167
Income tax expense	170	140	152	197	145	126	310	271	620
Adjusted after-tax operating income attributable to Corebridge	$672	$570	$606	$724	$613	$604	$1,242	$1,217	$2,547
Effective tax rates on adjusted pre-tax operating income	20.2%	19.7%	20.1%	21.4%	19.1%	17.3%	20.0%	18.2%	19.6%
(1) Includes all net realized gains and losses except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedging or for asset replication. Additionally, gains (losses) related to the disposition of real estate investments are also excluded from this adjustment.

Reconciliation of Adjusted After-tax Operating Income	32

Corebridge Financial, Inc.
Notable Items and Alternative Investment Returns vs. long-term return expectations

(in millions, unless otherwise noted)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024
Individual Retirement:
Alternative investments returns versus long-term return expectations	$12	$(24)	$(11)	$(12)	$(12)	$(43)	$(12)	$(55)	$(78)
Investments	—	10	—	—	—	35	10	35	35
Annual actuarial assumption review	—	—	—	18	—	—	—	—	18
General operating expenses	—	—	(2)	—	—	—	—	—	(2)
Total adjustments	$12	$(14)	$(13)	$6	$(12)	$(8)	$(2)	$(20)	$(27)

Group Retirement:
Alternative investments returns versus long-term return expectations	$(6)	$2	$(5)	$3	$(7)	$(27)	$(4)	(34)	(36)
Investments	—	4	—	—	—	8	4	8	8
Annual actuarial assumption review	—	—	—	(1)	—	—	—	—	(1)
General operating expenses	—	—	(9)	—	—	—	—	—	(9)
Total adjustments	$(6)	$6	$(14)	$2	$(7)	$(19)	$—	$(26)	$(38)

Life Insurance:
Alternative investments returns versus long-term return expectations	$1	$(6)	$(3)	$(3)	$(3)	$(11)	$(5)	(14)	(20)
Investments	—	2	—	—	—	8	2	8	8
Annual actuarial assumption review	—	—	—	(29)	—	—	—	—	(29)
Reinsurance	—	—	—	62	—	(30)	—	(30)	32
General operating expenses	—	—	(5)	—	—	—	—	—	(5)
Total adjustments	$1	$(4)	$(8)	$30	$(3)	$(33)	$(3)	$(36)	$(14)

Institutional Markets:
Alternative investments returns versus long-term return expectations	$33	$(15)	$(6)	$(6)	$(37)	$(51)	$18	(88)	(100)
Investments	—	4	—	—	—	17	4	17	17
Annual actuarial assumption review	—	—	—	9	—	—	—	—	9
Reinsurance	—	—	—	5	—	—	—	—	5
General operating expenses	—	—	(1)	—	—	—	—	—	(1)
Total adjustments	$33	$(11)	$(7)	$8	$(37)	$(34)	$22	$(71)	$(70)

Total Corebridge:
Alternative investments returns versus long-term return expectations	$40	$(43)	$(25)	$(18)	$(59)	$(132)	$(3)	$(191)	$(234)
Investments	—	20	—	—	—	68	20	68	68
Annual actuarial assumption review	—	—	—	(3)	—	—	—	—	(3)
Reinsurance	—	—	—	67	—	(30)	—	(30)	37
General operating expenses	—	—	(17)	—	—	—	—	—	(17)
Corporate & other	—	(12)	—	32	—	—	(12)	—	32
Total adjustments	$40	$(35)	$(42)	$78	$(59)	$(94)	$5	$(153)	$(117)
Discrete tax items - income tax expense (benefit)	$—	$—	$—	$(10)	$—	$—	$—	$—	$(10)

Notable Items	33

Corebridge Financial, Inc.
Non-GAAP Reconciliation - Premiums to Premiums and Deposits

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024
Individual Retirement (Fixed annuities)
Premiums	$31	$17	$22	$30	$24	$31	$48	$55	$107
Deposits	3,186	1,984	1,834	2,753	4,111	2,582	5,170	6,693	11,280
Other	(1)	(2)	—	(3)	(3)	(1)	(3)	(4)	(7)
Premiums and deposits	$3,216	$1,999	$1,856	$2,780	$4,132	$2,612	$5,215	$6,744	$11,380

Individual Retirement (Fixed index annuities)
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deposits	2,779	2,036	2,593	2,298	2,239	1,883	4,815	4,122	9,013
Other	—	—	—	—	—	—	—	—	—
Premiums and deposits	$2,779	$2,036	$2,593	$2,298	$2,239	$1,883	$4,815	$4,122	$9,013

Individual Retirement (Registered index-linked annuities)
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deposits	492	263	90	—	—	—	755	—	90
Other	—	—	—	—	—	—	—	—	—
Premiums and deposits	$492	$263	$90	$—	$—	$—	$755	$—	$90

Individual Retirement (Total)
Premiums	$31	$17	$22	$30	$24	$31	$48	$55	$107
Deposits	6,457	4,283	4,517	5,051	6,350	4,465	10,740	10,815	20,383
Other (1)	(1)	(2)	—	(3)	(3)	(1)	(3)	(4)	(7)
Premiums and deposits	$6,487	$4,298	$4,539	$5,078	$6,371	$4,495	$10,785	$10,866	$20,483

Premiums to Premiums and Deposits	34

Corebridge Financial, Inc.
Non-GAAP Reconciliation - Premiums to Premiums and Deposits

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024
Group Retirement
Premiums	$—	$4	$2	$5	$—	$5	$4	$5	$12
Deposits	1,976	1,820	1,614	1,958	1,998	2,049	3,796	4,047	7,619
Premiums and deposits (2)(3)	$1,976	$1,824	$1,616	$1,963	$1,998	$2,054	$3,800	$4,052	$7,631

Life Insurance
Premiums	$377	$340	$366	$352	$331	$434	$717	$765	$1,483
Deposits	393	397	411	386	389	393	790	782	1,579
Other (1)	98	119	102	118	126	267	217	393	613
Premiums and deposits	$868	$856	$879	$856	$846	$1,094	$1,724	$1,940	$3,675

Institutional Markets
Premiums	$25	$500	$723	$208	$167	$1,796	$525	$1,963	$2,894
Deposits	1,102	1,433	1,635	1,045	1,871	781	2,535	2,652	5,332
Other (1)	8	9	7	10	10	9	17	19	36
Premiums and deposits	$1,135	$1,942	$2,365	$1,263	$2,048	$2,586	$3,077	$4,634	$8,262

Total
Premiums	$433	$861	$1,113	$595	$522	$2,266	$1,294	$2,788	$4,496
Deposits	9,928	7,933	8,177	8,440	10,608	7,688	17,861	18,296	34,913
Other (1)	105	126	109	125	133	275	231	408	642
Premiums and deposits	$10,466	$8,920	$9,399	$9,160	$11,263	$10,229	$19,386	$21,492	$40,051

(1) Other principally consists of ceded premiums, in order to reflect gross premiums and deposits.
(2) Includes premiums and deposits related to in-plan mutual funds of:	$842	$775	$714	$770	$790	$791	$1,617	$1,581	$3,065
(3) Excludes client deposits into advisory and brokerage accounts of:	$744	$707	$788	$761	$783	$730	$1,451	$1,513	$3,062

Premiums to Premiums and Deposits	35

Corebridge Financial, Inc.
Consolidated Adjusted Pre-tax Operating Income

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Revenues
Premiums (1)	$433	$861	$1,113	$595	$522	$2,266	$1,294	$2,788	$4,496
Policy fees	598	589	603	594	589	584	1,187	1,173	2,370
Net investment income:
Base portfolio income	2,784	2,741	2,683	2,664	2,586	2,582	5,525	5,168	10,515
Variable investment income (loss)	193	88	103	112	51	—	281	51	266
Corporate and other (includes eliminations)	7	12	25	(9)	13	(18)	19	(5)	11
Net investment income	2,984	2,841	2,811	2,767	2,650	2,564	5,825	5,214	10,792
Net realized gains (losses)	(11)	13	49	53	(9)	(8)	2	(17)	85
Advisory fee and other income	92	96	97	184	93	107	188	200	481
Total adjusted revenues	4,096	4,400	4,673	4,193	3,845	5,513	8,496	9,358	18,224
Benefits and expenses
Policyholder benefits (1)	974	1,417	1,625	1,143	1,046	2,800	2,391	3,846	6,614
Interest credited to policyholder account balances	1,452	1,381	1,375	1,324	1,240	1,163	2,833	2,403	5,102
Amortization of deferred policy acquisition costs	221	223	219	208	206	214	444	420	847
Non-deferrable insurance commissions	91	92	94	75	81	82	183	163	332
Advisory fee expenses	34	39	40	39	39	36	73	75	154
General operating expenses	361	391	380	359	372	407	752	779	1,518
Interest expense	129	140	138	127	127	132	269	259	524
Total benefits and expenses	3,262	3,683	3,871	3,275	3,111	4,834	6,945	7,945	15,091
Adjusted pre-tax operating income before NCI	834	717	802	918	734	679	1,551	1,413	3,133
Noncontrolling interest	8	(7)	(44)	3	24	51	1	75	34
Adjusted pre-tax operating income	842	710	758	921	758	730	1,552	1,488	3,167
Income tax expense	(170)	(140)	(152)	(197)	(145)	(126)	(310)	(271)	(620)
Adjusted after-tax operating income	$672	$570	$606	$724	$613	$604	$1,242	$1,217	$2,547

(1) Includes PRT and SS sales activity of:	$34	$508	$732	$217	$175	$1,805	$542	$1,980	$2,929

Consolidated Adjusted Pre-Tax Operating Income	36

Corebridge Financial, Inc.
Individual Retirement Results

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Adjusted Revenues
Premiums	$31	$17	$22	$30	$24	$31	$48	$55	$107
Policy fees	76	67	66	71	68	61	143	129	266
Net investment income:
Base portfolio income	1,445	1,396	1,370	1,355	1,311	1,272	2,841	2,583	5,308
Variable investment income	74	23	36	39	28	2	97	30	105
Total net investment income	1,519	1,419	1,406	1,394	1,339	1,274	2,938	2,613	5,413
Advisory fee and other income	—	—	1	—	—	—	—	—	1
Total adjusted revenues	1,626	1,503	1,495	1,495	1,431	1,366	3,129	2,797	5,787
Benefits and expenses
Policyholder benefits	36	23	34	12	27	26	59	53	99
Interest credited to policyholder account balances (1)	824	775	759	720	669	613	1,599	1,282	2,761
Amortization of deferred policy acquisition costs	112	112	110	101	98	96	224	194	405
Non-deferrable insurance commissions	41	42	41	33	29	29	83	58	132
Advisory fee expenses	3	6	5	4	6	3	9	9	18
General operating expenses	87	91	88	78	82	84	178	166	332
Interest expense	—	—	—	—	—	—	—	—	—
Total benefits and expenses	1,103	1,049	1,037	948	911	851	2,152	1,762	3,747
Adjusted pre-tax operating income	$523	$454	$458	$547	$520	$515	$977	$1,035	$2,040

(1) Includes amortization of DSI of:	$9	$10	$10	$10	$10	$11	$19	$21	$41

Individual Retirement Results	37

Corebridge Financial, Inc.
Group Retirement Results

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Adjusted Revenues
Premiums	$—	$4	$2	$5	$—	$5	$4	$5	$12
Policy fees	105	108	114	113	108	107	213	215	442
Net investment income:
Base portfolio income	445	461	443	451	476	494	906	970	1,864
Variable investment income	24	24	17	27	11	1	48	12	56
Total net investment income	469	485	460	478	487	495	954	982	1,920
Advisory fee and other income	85	87	89	88	83	83	172	166	343
Total adjusted revenues	659	684	665	684	678	690	1,343	1,368	2,717
Benefits and expenses
Policyholder benefits	2	5	3	9	(2)	3	7	1	13
Interest credited to policyholder account balances (1)	301	296	303	305	300	298	597	598	1,206
Amortization of deferred policy acquisition costs	21	22	22	21	21	21	43	42	85
Non-deferrable insurance commissions	30	30	31	30	30	29	60	59	120
Advisory fee expenses	30	33	35	34	32	33	63	65	134
General operating expenses	93	103	110	97	102	106	196	208	415
Total benefits and expenses	477	489	504	496	483	490	966	973	1,973
Adjusted pre-tax operating income	$182	$195	$161	$188	$195	$200	$377	$395	$744

(1) Includes amortization of DSI of:	$3	$3	$3	$3	$4	$3	$6	$7	$13

Group Retirement Results	38

Corebridge Financial, Inc.
Life Insurance Results

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Adjusted Revenues
Premiums (1)	$377	$340	$366	$352	$331	$434	$717	$765	$1,483
Policy fees (1)	366	364	371	360	366	368	730	734	1,465
Net investment income:
Base portfolio income	329	332	329	331	315	327	661	642	1,302
Variable investment income	6	4	8	5	7	(1)	10	6	19
Total net investment income	335	336	337	336	322	326	671	648	1,321
Other income (1)(2)	—	1	—	81	1	—	1	1	82
Total adjusted revenues	1,078	1,041	1,074	1,129	1,020	1,128	2,119	2,148	4,351
Benefits and expenses
Policyholder benefits (1)	650	636	619	687	627	748	1,286	1,375	2,681
Interest credited to policyholder account balances (1)	84	80	85	84	84	83	164	167	336
Amortization of deferred policy acquisition costs	84	85	84	82	84	94	169	178	344
Non-deferrable insurance commissions	15	14	16	7	16	19	29	35	58
Advisory fee expenses	1	—	—	1	1	—	1	1	2
General operating expenses	111	118	114	112	113	130	229	243	469
Total benefits and expenses	945	933	918	973	925	1,074	1,878	1,999	3,890
Adjusted pre-tax operating income	$133	$108	$156	$156	$95	$54	$241	$149	$461

(1) Underwriting margin represents premiums, policy fees, net investment income and other income, less policyholder benefits and interest credited to policyholder account balances. Underwriting margin is also exclusive of the impacts from the annual assumption update. See next page for breakout.
(2) 3Q24 Other income is primarily related to reinsurance recapture.

Life Insurance Results	39

Corebridge Financial, Inc.
Life Insurance Results - Underwriting Margin

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Premiums	$377	$340	$366	$352	$331	$434	$717	$765	$1,483
Policy fees	366	364	371	360	366	368	730	734	1,465
Net investment income	335	336	337	336	322	326	671	648	1,321
Other income	—	1	—	81	1	—	1	1	82
Policyholder benefits	(650)	(636)	(619)	(687)	(627)	(748)	(1,286)	(1,375)	(2,681)
Interest credited to policyholder account balances	(84)	(80)	(85)	(84)	(84)	(83)	(164)	(167)	(336)
Less: Impact of annual actuarial assumption update	—	—	—	34	—	—	—	—	34
Underwriting margin	$344	$325	$370	$392	$309	$297	$669	$606	$1,368

Life Insurance Results - Underwriting Margin	40

Corebridge Financial, Inc.
Institutional Markets Results

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024
Adjusted Revenues
Premiums (1)	$25	$500	$723	$208	$167	$1,796	$525	$1,963	$2,894
Policy fees	51	50	52	50	47	48	101	95	197
Net investment income:
Base portfolio income	565	552	541	527	484	489	1,117	973	2,041
Variable investment income	89	37	42	41	5	(2)	126	3	86
Total net investment income	654	589	583	568	489	487	1,243	976	2,127
Other income	1	1	—	6	1	1	2	2	8
Total adjusted revenues	731	1,140	1,358	832	704	2,332	1,871	3,036	5,226
Benefits and expenses
Policyholder benefits (1)	286	742	969	435	394	2,023	1,028	2,417	3,821
Interest credited to policyholder account balances	243	230	228	215	187	169	473	356	799
Amortization of deferred policy acquisition costs	4	4	3	4	3	3	8	6	13
Non-deferrable insurance commissions	5	5	5	5	5	5	10	10	20
General operating expenses	20	22	20	19	19	20	42	39	78
Total benefits and expenses	558	1,003	1,225	678	608	2,220	1,561	2,828	4,731
Adjusted pre-tax operating income	$173	$137	$133	$154	$96	$112	$310	$208	$495

(1) Includes PRT and SS sales activity of:	$34	$508	$732	$217	$175	$1,805	$542	$1,980	$2,929

Institutional Markets Results	41

Corebridge Financial, Inc.
Institutional Markets Results - Spread Income, Fee Income, and Underwriting Margin

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024

Premiums	$34	$508	$732	$217	$175	$1,805	$542	$1,980	$2,929
Net investment income	617	551	547	531	451	449	1,168	900	1,978
Policyholder benefits	(262)	(725)	(952)	(418)	(378)	(2,006)	(987)	(2,384)	(3,754)
Interest credited to policyholder account balances	(216)	(202)	(200)	(187)	(160)	(142)	(418)	(302)	(689)
Less: Impact of annual actuarial assumption update	—	—	—	(10)	—	—	—	—	(10)
Total spread income (1)	$173	$132	$127	$133	$88	$106	$305	$194	$454

Stable Value Wrap (SVW) fees	$16	$15	$16	$15	$15	$16	$31	$31	$62
Total fee income	$16	$15	$16	$15	$15	$16	$31	$31	$62

Premiums	$(9)	$(8)	$(9)	$(9)	$(8)	$(9)	$(17)	$(17)	$(35)
Policy fees (excluding SVW)	35	35	36	35	32	32	70	64	135
Net investment income	37	38	36	37	38	38	75	76	149
Other income	1	1	—	6	1	1	2	2	8
Policyholder benefits	(24)	(17)	(17)	(17)	(16)	(17)	(41)	(33)	(67)
Interest credited to policyholder account balances	(27)	(28)	(28)	(28)	(27)	(27)	(55)	(54)	(110)
Less: Impact of annual actuarial assumption update	—	—	—	1	—	—	—	—	1
Total underwriting margin (2)	$13	$21	$18	$25	$20	$18	$34	$38	$81

(1) Represents spread income from GIC, PRT and SS products.
(2) Represents underwriting margin from Corporate Markets products, including COLI-BOLI, private placement variable universal life insurance and private placement variable annuity products.

Institutional Markets Results - Spread Income, Fee Income, and Underwriting Margin	42

Corebridge Financial, Inc.
Corporate & Other Operations Results

(in millions)	Quarterly						Six Months Ended June 30,		Year Ended

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	2025	2024	2024
Adjusted Revenues
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income (loss)	18	16	30	(5)	18	(10)	34	8	33
Net realized gains (losses)	(11)	13	49	53	(9)	(8)	2	(17)	85
Other income	6	7	7	9	8	23	13	31	47
Total adjusted revenues	13	36	86	57	17	5	49	22	165
Benefits and expenses
Policyholder benefits	—	11	—	—	—	—	11	—	—
Non-deferrable insurance commissions	—	1	1	—	1	—	1	1	2
General operating expenses
Corporate and other	38	44	33	40	41	47	82	88	161
Asset Management	13	14	18	14	15	20	27	35	67
Total general operating expenses	51	58	51	54	56	67	109	123	228
Interest expense
Corporate expenses	114	125	119	110	107	107	239	214	443
Asset Management and other	24	21	23	22	25	30	45	55	100
Total interest expense	138	146	142	132	132	137	284	269	543
Total benefits and expenses	189	216	194	186	189	204	405	393	773
Adjusted pre-tax operating (loss) before NCI	(176)	(180)	(108)	(129)	(172)	(199)	(356)	(371)	(608)
Noncontrolling interests	8	(7)	(44)	3	24	51	1	75	34
Adjusted pre-tax operating (loss) before consolidations and eliminations	(168)	(187)	(152)	(126)	(148)	(148)	(355)	(296)	(574)
Total consolidations and eliminations	(1)	3	2	2	—	(3)	2	(3)	1
Adjusted pre-tax operating (loss)	$(169)	$(184)	$(150)	$(124)	$(148)	$(151)	$(353)	$(299)	$(573)

Corporate & Other Operations Results	43

Corebridge Financial, Inc. (NYSE: CRBG) makes it possible for more people to take action in their financial lives. With more than $360 billion in assets under management and administration as of June 30, 2025, Corebridge Financial is one of the largest providers of retirement solutions and insurance products in the United States. We proudly partner with financial professionals and institutions to help individuals plan, save for and achieve secure financial futures. For more information, visit corebridgefinancial.com and follow us on LinkedIn, YouTube and Instagram.